EXHIBIT 32.1

OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

In connection with the Annual Report of Department 56, Inc. (the “Company”) on Form 10-K for the year ended January 1, 2005, as filed with the Securities and Exchange Commission (Form 10-K), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(1)    The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Form 10-K.

Date: March 17, 2005	/s/ Susan E. Engel

Susan E. Engel Chairwoman of the Board and Chief Executive Officer

Date: March 17, 2005	/s/ Timothy J. Schugel

Timothy J. Schugel Chief Financial Officer and Executive Vice President

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-K or as a separate disclosure document.